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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 16, 2001
                                                ------------------------


                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



            0-5965                                    36-2723087
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    (Commission File Number)                (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois            60675
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  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code            (312) 630-6000
                                                     ---------------------------





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Item 5.  Other Events

         The information contained in the registrant's July 16, 2001 press release, reporting on the registrant's earnings for the second quarter of 2001, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99        July 16, 2001  Press Release

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                NORTHERN TRUST CORPORATION
                                                --------------------------
                                                      (Registrant)

Dated: July 16, 2001                       By: /s/Perry R. Pero
                                               ----------------
                                                  Perry R. Pero
                                                  Vice Chairman
                                                  and Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX
                                  -------------

Number                           Description               Page Number
------                           -----------               -----------
  99                   July 16, 2000   Press Release            5

                                       4